THE GABELLI EQUITY TRUST Investor Relations Contact: Laurissa Martire (914} 921-5399 lmartire@gabelli.com

Press Release

For Immediate Release

GABELLI EQUITY TRUST 40TH ANNIVERSARY

SHAREHOLDERS RECEIVED TOTAL RETURN OF 27.32% IN 2025

REAFFIRMS 10% DISTRIBUTION POLICY OF $0.60 PER SHARE ANNUALLY

ANNOUNCES RIGHTS OFFERING FOR COMMON SHARES

Rye, NY – February 17, 2026 – The Board of Directors of The Gabelli Equity Trust (NYSE: GAB) (the “Fund”) reaffirmed the Fund’s distribution policy of paying $0.60 per share annually, and has approved a transferable rights offering which will allow the Fund’s record date common shareholders to acquire additional shares of common stock (the “Offering”). The Offering will be made only by means of a prospectus supplement and accompanying prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

SUMMARY OF THE TERMS OF THE OFFERING

●	Each shareholder will receive one transferable right (the “Right”) for each share of common stock held on the record date (March 2, 2026). The number of Rights to be issued to a shareholder as of the close of business on the record date will be rounded up to the nearest number of Rights evenly divisible by ten.

●	10 Rights plus $5.50 (the “Subscription Price”) will be required to purchase one additional share of common stock (the “Primary Subscription”). The purchase price will be payable in cash. Fractional shares will not be issued upon the exercise of Rights.

●	Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares not purchased pursuant to the Primary Subscription at the same Subscription Price. Rights acquired in the secondary market may not participate in the over-subscription privilege and any record date shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege.

●	The Rights are expected to trade “when issued” on the New York Stock Exchange beginning on February 27, 2026, and the Fund’s shares of common stock are expected to trade “Ex-Rights” on the New York Stock Exchange beginning on March 2, 2026. The Rights are expected to begin trading for normal settlement on the New York Stock Exchange (NYSE: GAB RT) on or about March 5, 2026.

●	The Offering expires at 5:00 PM Eastern Time on April 14, 2026, unless extended. Rights may be exercised at any time during the subscription period.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offering to record date shareholders beginning on March 4, 2026. Financial Advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering should be directed to:

Laurissa Martire

(914) 921-5399

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus supplement and accompanying prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

About The Gabelli Equity Trust

The Gabelli Equity Trust Inc. is a diversified, closed-end management investment company with $2.3 billion in total net assets whose primary investment objective is long-term growth of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (OTCQX: GAMI).

NYSE – GAB

CUSIP – 362397101

For Information:

Laurissa Martire

(914) 921-5399